THIRD AMENDMENT
TO
RAYONIER ADVANCED MATERIALS INC. RETIREMENT PLAN
(December 31, 2014 Restatement)

The Rayonier Advanced Materials Inc. Retirement Plan, originally effective as of June 27, 2014, as presently maintained under an amendment and restatement made effective as of December 31, 2014, is hereby amended, effective as of January 1, 2018, in the following respects:

1. A new paragraph is added at the end of Section 4.07(a) of the Plan to provide as follows:

> Notwithstanding any other provision of this Section 4.07(a) to the contrary, effective January 1, 2018, no further reduction shall apply to the vested benefit payable to a Member whose spouse is covered under Section 4.02(a)(ii) or, if applicable, to the benefit payable to his or her spouse upon the Member's death. If a Member's or spouse's Annuity Starting Date is on or after January 1, 2018, any prior reduction for months in which coverage was in effect shall be cancelled and the Member's or spouse's benefit will be determined without regard to any reduction for automatic Pre-Retirement Spouse Benefit coverage. Effective January 1, 2018, a Member will no longer be permitted to waive the automatic Pre-Retirement Spouse's Benefit provided under Section 4.07(a)(ii). If a Member had previously elected to waive the automatic Pre-Retirement Spouse's Benefit provided under Section 4.07(a)(ii), such waiver shall be null and void effective January 1, 2018, and automatic Pre-Retirement Spouse's Benefit coverage shall be re-instated with respect to such Member as of that date.

2. A new paragraph (iii) is added at the end of Section 4.07(c) of the Plan to provide as follows:

> (iii) Notwithstanding any other provision of this Section 4.07(c) to the contrary, effective January 1, 2018, the following shall apply:
>
> > (A) A Member may no longer elect optional Supplemental Pre-Retirement Survivor's Benefit coverage. If as of December 31, 2017, a Member had a valid election of optional Supplemental Pre-Retirement Survivor's Benefit coverage in effect, such election shall continue in effect after December 31, 2017. However, no changes or revisions may be made to such coverage after that date. Members whose elections are preserved after December 31, 2017 are: Don Ray; Mark G. Morash; Jimmy P. Harris; Bob Edwards; Melanie J. Williams; Ray E. Snedaker; Ray Smith; Greg Young; Peyton J. Bradley, Jr.; Brad Henslin; Mitch Walters; and Ron Krzywanski.
> >
> > (B) No further reduction shall apply to the retirement allowance of a Member who elects optional Supplemental Pre-Retirement Survivor's Benefit coverage under this Section 4.07(c) or, if

applicable, to the benefit payable to his or her Beneficiary upon the Member's death. If a Member's or Beneficiary's Annuity Starting Date is on or after January 1, 2018, any prior reduction for months in which coverage was in effect shall be cancelled and the Member's or spouse's benefit will be determined without regard to any reduction for optional Supplemental Pre-Retirement Survivor's Benefit coverage.

3. Paragraphs (b), (c), and (d) of Section 4.07 of Appendix B to the Plan are deleted and Section 4.07(a)(ii) is amended by the addition of a new paragraph at the end thereof to provide as follows:

> Notwithstanding any other provision of this Section 4.07(a)(ii) to the contrary, effective January 1, 2018, no further reduction shall apply to the vested benefit payable to a Member whose spouse is covered under this section or, if applicable, to the benefit payable to his or her spouse upon the Member's death. If a Member's or spouse's Annuity Starting Date is on or after January 1, 2018, any prior reduction for months in which coverage was in effect shall be cancelled and the Member's or spouse's benefit will be determined without regard to any reduction for automatic Pre-Retirement Spouse Benefit coverage. Effective January 1, 2018, a Member will no longer be permitted to waive the automatic Pre-Retirement Spouse's Benefit provided under this Section. If a Member had previously elected to waive the automatic Pre-Retirement Spouse's Benefit provided under this Section, such waiver shall be null and void effective January 1, 2018, and automatic Pre-Retirement Spouse's Benefit coverage shall be re-instated with respect to such Member as of that date.

4. Paragraphs (b) and (c) of Section 4.07 of Appendix C to the Plan are deleted, paragraph (d) is re-designated as paragraph (b), and Section 4.07(a)(ii) is amended by the addition of a new paragraph at the end thereof to provide as follows:

> Notwithstanding any other provision of this Section 4.07(a)(ii) to the contrary, effective January 1, 2018, no further reduction shall apply to the vested benefit payable to a Member whose spouse is covered under this section or, if applicable, to the benefit payable to his or her spouse upon the Member's death. If a Member's or spouse's Annuity Starting Date is on or after January 1, 2018, any prior reduction for months in which coverage was in effect shall be cancelled and the Member's or spouse's benefit will be determined without regard to any reduction for automatic Pre-Retirement Spouse Benefit coverage. Effective January 1, 2018, a Member will no longer be permitted to waive the automatic Pre-Retirement Spouse's Benefit provided under this Section. If a Member had previously elected to waive the automatic Pre-Retirement Spouse's Benefit provided under this Section, such waiver shall be null and void effective January 1, 2018, and automatic Pre-Retirement Spouse's Benefit coverage shall be re-instated with respect to such Member as of that date.

5. Section 4.06(b)(ii) of Appendix D to the Plan is amended by deleting Option 3 with respect to a Member whose Annuity Starting Date is on or after January 1, 2018.

6. Paragraph (c) of Section 4.07 of Appendix D to the Plan is amended to delete reference to waivers of the automatic Pre-Retirement Spouse's Benefit and Section 4.07(a)(iii) of Appendix D to the Plan is amended by the addition of a new paragraph at the end thereof to provide as follows:

> Notwithstanding any other provision of this Section 4.07(a)(iii) to the contrary, effective January 1, 2018, no further reduction shall apply to the vested benefit payable to a Member whose spouse is covered under this section or, if applicable, to the benefit payable to his or her spouse upon the Member's death. If a Member's or spouse's Annuity Starting Date is on or after January 1, 2018, any prior reduction for months in which coverage was in effect shall be cancelled and the Member's or spouse's benefit will be determined without regard to any reduction for automatic Pre-Retirement Spouse Benefit coverage. Effective January 1, 2018, a Member will no longer be permitted to waive the automatic Pre-Retirement Spouse's Benefit provided under this Section. If a Member had previously elected to waive the automatic Pre-Retirement Spouse's Benefit provided under this Section, such waiver shall be null and void effective January 1, 2018, and automatic Pre-Retirement Spouse's Benefit coverage shall be re-instated with respect to such Member as of that date.

7. Section 4.04(1) of Appendix E to the Plan is amended to provide as follows:

> (1) **Eligibility**
>
> The spouse of a Participant shall be eligible for a Pension Benefit payable to, and for the lifetime of, such spouse if the Participant should die:
>
> (a) while in active service after completing the eligibility requirements for a Pension Benefit, or
>
> (b) after retirement with entitlement to any Pension Benefit (other than a Disability Benefit), but prior to his Annuity Starting Date, or
>
> (c) after termination of employment on or after August 23, 1984, with entitlement to a vested Pension Benefit, but prior to his Annuity Starting Date.

8. Section 4.04(4) of Appendix E to the Plan is amended the addition of a new paragraph at the end thereof to provide as follows:

> Notwithstanding any other provision of this Section 4.04 to the contrary, effective January 1, 2018, no further reduction shall apply to the Pension Benefit payable to a former Participant whose spouse is covered under Subsection (1)(c) above or, if applicable, to the benefit payable to his or

her spouse upon the former Participant's death. If a Participant's or spouse's benefit commencement date is on or after January 1, 2018, any prior reduction for months in which coverage was in effect shall be cancelled and the Participant's or spouse's benefit will be determined without regard to any reduction for spouse's coverage. Effective January 1, 2018, a former Participant will no longer be permitted to waive spouse's coverage after termination of employment other than retirement. If a former Participant had previously elected to waive such coverage, the waiver shall be null and void effective January 1, 2018, and spouse's coverage under Subsection (1)(c) shall be re-instated with respect to such former Participant as of that date.

9. The last sentence of Section 4.04(5) of Appendix E to the Plan is amended to provide as follows:

> Coverage under Subsection (1) above shall cease to be effective (a) upon a Participant's Annuity Starting Date, (b) upon the date a Participant's divorce or election of an optional benefit under Section 4.03 above becomes effective, or (c) upon the death of either the Participant or the spouse, whichever shall first occur.

10. Section 4.04(6) of Appendix E to the Plan is deleted and Section 4.04(7) is re-numbered as Section 4.04(6).

11. Section 5C4(a) of Appendix F to the Plan is amended by deleting Option 5 with respect to a Participant whose Annuity Starting Date is on or after January 1, 2018.

12. Section 5D1 of Appendix F to the Plan is amended to provide as follows:

> 1. **Eligibility**
>
> The spouse of a Participant shall be eligible for a Pension Benefit payable to, and for the lifetime of, such spouse if the Participant should die:
>
> (a) while in active service after completing the eligibility requirements for any Pension Benefit, or
>
> (b) after retirement with entitlement to any Pension Benefit (other than a Disability Benefit), but prior to his Annuity Starting Date, or
>
> (c) after termination of employment on or after August 23, 1984, with entitlement to a vested Pension Benefit, but prior to his Annuity Starting Date.

13. Section 5D4 of Appendix F to the Plan is amended the addition of a new paragraph at the end thereof to provide as follows:

Notwithstanding any other provision of this Section 5D4 to the contrary, effective January 1, 2018, no further reduction shall apply to the Pension Benefit payable to a former Participant whose spouse is covered under Subsection 1(c) above or, if applicable, to the benefit payable to his or her spouse upon the former Participant's death. If a Participant's or spouse's Annuity Starting Date is on or after January 1, 2018, any prior reduction for months in which coverage was in effect shall be cancelled and the Participant's or spouse's benefit will be determined without regard to any reduction for spouse's coverage. Effective January 1, 2018, a former Participant will no longer be permitted to waive spouse's coverage after termination of employment other than retirement. If a former Participant had previously elected to waive such coverage, the waiver shall be null and void effective January 1, 2018, and spouse's coverage under Subsection 1(c) shall be re-instated with respect to such former Participant as of that date.

14. The last sentence of Section 5D5 of Appendix F to the Plan is amended to provide as follows:

> Coverage under Subsection 1 above shall cease to be effective (a) upon a Participant's Annuity Starting Date, (b) upon the date a Participant's divorce or election of an optional benefit under Section 5C above becomes effective, or (c) upon the death of either the Participant or the spouse, whichever shall first occur.

15. Section 5D6 of Appendix F to the Plan is deleted and Section 5D7 is re-numbered as Section 5D6.

16. Section 5C4(a) of Appendix G to the Plan is amended by deleting Option 5 with respect to a Participant whose Annuity Starting Date is on or after January 1, 2018.

17. Section 5D1 of Appendix G to the Plan is amended to provide as follows:

1. **Eligibility**

The spouse of a Participant shall be eligible for a Pension Benefit payable to, and for the lifetime of, such spouse if the Participant should die:

(a) while in active service after completing the eligibility requirements for any Pension Benefit, or

(b) after retirement with entitlement to any Pension Benefit (other than a Disability Benefit), but prior to his Annuity Starting Date, or

(c) after termination of employment on or after August 23, 1984, with entitlement to a vested Pension Benefit, but prior to his Annuity Starting Date.

18. Section 5D4 of Appendix G to the Plan is amended the addition of a new paragraph at the end thereof to provide as follows:

> Notwithstanding any other provision of this Section 5D4 to the contrary, effective January 1, 2018, no further reduction shall apply to the Pension Benefit payable to a former Participant whose spouse is covered under Subsection 1(c) above or, if applicable, to the benefit payable to his or her spouse upon the former Participant's death. If a Participant's or spouse's Annuity Starting Date is on or after January 1, 2018, any prior reduction for months in which coverage was in effect shall be cancelled and the Participant's or spouse's benefit will be determined without regard to any reduction for spouse's coverage. Effective January 1, 2018, a former Participant will no longer be permitted to waive spouse's coverage after termination of employment other than retirement. If a former Participant had previously elected to waive such coverage, the waiver shall be null and void effective January 1, 2018, and spouse's coverage under Subsection 1(c) shall be re-instated with respect to such former Participant as of that date.

19. The last sentence of Section 5D5 of Appendix G to the Plan is amended to provide as follows:

> Coverage under Subsection 1 above shall cease to be effective (a) upon a Participant's Annuity Starting Date, (b) upon the date a Participant's divorce or election of an optional benefit under Section 5C above becomes effective, or (c) upon the death of either the Participant or the spouse, whichever shall first occur.

20. Section 5D6 of Appendix G to the Plan is deleted and Section 5D7 is re-numbered as Section 5D6.

* * *

EXECUTED AT JACKSONVILLE, FL, this 15 day of JANUARY, 2018.

Rayonier Advanced Materials Inc.

By: [signature]

Title: SVP, HR